Exhibit 10

                               FOURTH AMENDMENT TO
                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT (the "Fourth Amendment") is made as of September 21, 2000, by and among United Industrial Corporation, a Delaware corporation, having an address of 570 Lexington Avenue, New York, New York 10022, and AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., UIC Products Co., Symtron Systems, Inc., and AAI MICROFLITE Simulation International Corporation (collectively, the "co-borrowers"), and First Union Commercial Corporation, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 ("Lender").

                                    RECITALS

         A. United Industrial Corporation and certain of its subsidiaries and the Lender are parties to a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of June 11, 1997 (the "Loan Agreement"), as amended by First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "First Amendment") made as of October 1, 1998, by Second Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Second Amendment") made as of December 31, 1998 and by Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Third Amendment") made as of March 31, 2000 (said agreement, as so amended, being hereinafter called the "Loan Agreement").

         B. The co-borrowers' obligations to repay advances under the Loan Agreement is evidenced by a Revolving Note, dated as of July 11, 1997, as amended by a First Amendment to Revolving Note, made as of March 31, 2000 (said Revolving Note, as so amended, being hereinafter called the "Note").

         C. Repayment of advances made under the Loan Agreement is secured by, among other things, a certain Pledge and Security Agreement, dated as of October 13, 1994, by and among United Industrial Corporation ("UIC"), as pledgor, and First Fidelity Bank, National Association, as Agent and pledgee, as amended by First Amendment to Pledge and Security Agreement, dated as of June 11, 1997, by and between United Industrial Corporation and the Lender (said Pledge and Security Agreement, as so amended, being hereinafter called the "Pledge Agreement"), the Pledge Agreement having pledged to the Lender the Symtron Securities (as defined in the Pledge Agreement).

         D. UIC has requested that Lender consent to the sale of the Symtron Securities, that Lender release its security interest in the Symtron Securities and in the assets of Symtron Systems, Inc., and that Lender release Symtron Systems, Inc. from its obligations as a co-borrower under the Note and the Loan Agreement; that Lender release its security interests in certain patents and


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
trademarks being assigned by AAI Corporation in connection with the sale of the Symtron Securities; and that Lender release its security interest in the FireTrainer A-3000 Mobile ARFF Training System (which is owned by AAI Engineering Support, Inc., and which is being transferred in connection with the sale of the Symtron Securities); and Lender has agreed to those requests on the terms and conditions stated in this Fourth Amendment, including (without limitation) a condition that the purchase price for the Symtron Securities be not less than Thirteen Million, Four Hundred Thousand Dollars ($13,400,000.00) (which includes the repayment of intercompany indebtedness).

         E. The parties desire to amend the Loan Agreement: (i) to release Symtron Systems, Inc. as one of the co-borrowers; (ii) to release the Lender's security interest in the Symtron Securities; (iii) to release the Lender's security interest in the assets of Symtron Systems, Inc.; (iv) to release the Lender's security interest in certain patents and trademarks owned by AAI Corporation that are being assigned to Symtron Systems, Inc., in connection with the purchase of the Symtron Securities; (v) to release the Lender's security interest in the FireTrainer A-3000 Mobile ARFF Training System, owned by AAI Engineering Support, Inc., which is being assigned to the purchaser of the Symtron Securities; (vi) to confirm that the Loan Agreement remains in full force and effect as to the remaining co-borrowers; and (vii) for certain other purposes hereinafter set forth.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the co-borrowers and the Lender hereby agree as follows:

         1. The recitals are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2. The definition of "Borrower" as set forth in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "Borrower" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., UIC Products Co., and AAI MICROFLITE Simulation International Corporation. The term "Borrower" shall refer to each such Person or to all of them, as the context may require, and the representations and obligations hereunder of the Persons comprised by the term "Borrower" shall be joint and several. For purposes of testing compliance with the financial covenants hereinafter, the negative covenants hereinafter, the unused fee provided hereinafter, and pricing under the Revolving Note that is based on the Borrower's financial performance, financial information concerning the Borrower shall mean financial information for United Industrial Corporation and its wholly owned subsidiaries (and wholly owned subsidiaries of subsidiaries) stated on a consolidated basis.


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
         3. The definition of "Collateral" as set forth in Section 1.1 of the Loan Agreement is amended to exclude the Symtron Securities and the properties and assets of Symtron Systems, Inc.

4.       Lender hereby:

         a. releases Symtron Systems, Inc. from any further obligation under the Note or the Loan Agreement;

         b. releases its security interest under the Loan Agreement in the properties and assets of Symtron Systems, Inc.;

         c. releases its security interest in the Symtron Securities, and hereby delivers the original stock certificates for the Symtron Securities to UIC Corporation;

         d. releases its security interest in the FireTrainer A-3000 Mobile ARFF Training System (which is owned by AAI Engineering Support, Inc., and which is being sold in connection with the sale of the Symtron Securities); and

         e. releases its security interests in the patents and trademarks listed in Exhibit A attached hereto and made a part hereof.

         Lender agrees, further, to execute and deliver to Borrower or its designee, at the Borrower's cost and expense, any and all instruments or documents (including, without limitation, UCC-3 termination statements) reasonably requested by Borrower to publicize or confirm the releases described in paragraphs a. through e. above.

         5. The Borrower consents to Lender's release of Symtron Systems, Inc., as an obligor under the Note and a co-borrower under the Loan Agreement, to Lender's release of its security interest in the assets and properties of Symtron Systems, Inc., to Lender's release of its security interest in the Symtron Securities, to Lender's release of its security interest in the FireTrainer A-3000 Mobile ARFF Training System; and to Lender's release of its security interest in the patents and trademarks listed in Exhibit A attached hereto and made a part hereof. None of the foregoing actions by the Lender shall release the Borrower from any of its obligations under the Note, the Loan Agreement or any other document evidencing, guaranteeing or securing the Borrower's obligation to repay any financial accommodation extended to the Borrower under the Loan Agreement.

         6. To induce the Lender to enter into this Fourth Amendment, the Borrower warrants and represents to the Lender that:

         a. The Borrower's books and record properly reflect the Borrower's financial condition, and no material adverse change in the Borrower's financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and


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
         b. No litigation is pending or, to the Borrower's knowledge, threatened against the Borrower which could materially adversely affect the Borrower or which involves a claim against the Borrower in an amount equal to or greater than $500,000 of which the Borrower has not informed the Lender in writing; and

         c. The Borrower is in compliance with all provisions of the Loan Agreement and is in compliance in all material respects with all applicable laws and regulations; and

         d. The amendment of the definition of Borrower to delete Symtron Systems, Inc. as a co-borrower will not cause the Borrower to cease to comply with its financial covenants under the Loan Agreement; and

         e. The purchase price that UIC will receive for the Symtron Securities is not less than Thirteen Million, Four Hundred Thousand Dollars ($13,400,000.00) (which includes the repayment of intercompany indebtedness); and

         f. The Lender's release of its security interest in the assets of Symtron Systems, Inc., will not cause the sum of (i) aggregate principal amount of Advances outstanding under the Revolving Note plus (ii) the LOC Obligations to exceed the Borrowing Base; and

         g. Borrower has the power and authority to enter into this Fourth Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents; and

         h. This Fourth Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

         i. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Fourth Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

         7. The Borrower reaffirms its obligation to reimburse Lender or any Affiliate of Lender that issued a letter of credit for the account of Symtron Systems, Inc. for all drawings under outstanding letters of credit issued by the Lender or its Affiliate for the account of Symtron Systems, Inc. Borrower agrees to defend the Lender or such Affiliate, indemnify the Lender or such Affiliate and hold the Lender or such Affiliate harmless from any drawings, claims, demands, suits, actions, judgments, decrees, losses or damages (including reasonable litigation expenses and attorneys fees) arising out of any such letter of credit heretofore issued by the Lender or any affiliate of the Lender.


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
The letters of credit covered by this paragraph are the following letters of credit issued by First Union National Bank for the account of Symtron Systems,
Inc.: (i) Letter of Credit No. C SM409290 issued to Kawasaki Heavy Industries in the amount of $22,450.00; (ii) Letter of Credit No. SM 410150c issued to ICS Canadian in the amount of $28,466.00; and (iii) Letter of Credit No. S150334 issued to H. Krantz - TKT in the amount of $500,000.00.

         8. Effective as of the date of this Fourth Amendment, the second sentence of Section 3.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

         Until further notice, Borrower designates James Perry and Richard Erkeneff, or either one of them, as its employees authorized to communicate with the Lender.

         9. Effective as of the date of this Fourth Amendment, Section 7.3 of the Loan Agreement is deleted in its entirety and replaced with the following new Section 7.3, covenanting that the Borrower shall not:

         Amend its Articles or Certificate of Incorporation by any amendment which would adversely affect Borrower's ability to perform or comply with any of the terms, conditions or agreements to be performed or complied with by Borrower hereunder or to perform any of the transactions contemplated hereby, change its name or ownership (except changes of ownership of the shares in United Industrial Corporation), convert its organizational form into another entity or form, sell, lease or otherwise dispose of all or any substantial part of its assets or properties, reorganize, consolidate or merge with any other corporation, or purchase, lease or otherwise acquire all or substantially all of the assets of any other entity, including shares of stock of other corporations, except that Borrower may own notes and other receivables acquired in the ordinary course of business. This Section shall not prohibit the merger of any wholly owned subsidiary of any of the corporations comprised by the Borrower into that corporation, nor shall this Section prohibit the Borrower from acquiring new businesses.

         10. The Borrower promises to pay, upon execution of this Fourth Amendment, all costs (including attorneys fees) incurred by the Lender in connection with the preparation of this Fourth Amendment, and immediately to pay all prior unpaid invoices submitted by Lender's attorney to the Borrower for legal services rendered to the Lender in connection with the Loan Agreement. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees and costs mentioned in this paragraph, which shall be deemed to be Advances to the Borrower under the Loan Agreement and which shall be repayable in accordance with the Note.

         11. The Security Interest in the Collateral granted by the Loan Agreement shall henceforth secure not only the Loans made pursuant to the Loan Agreement but also any other credit that Lender may extend to the Borrower.



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
         12. ARBITRATION. UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS BETWEEN PARTIES HERETO (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, A DISPUTE AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, OR CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF THE ARBITRATION RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. ARBITRATORS SHALL BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE APPLICABLE FEDERAL OR STATE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE WITHOUT DIMINUTION, CERTAIN REMEDIES THAT ANY PARTY MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS BROUGHT. THE PARTIES SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (1) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (2) ALL RIGHTS OF SELF HELP, INCLUDING WITHOUT LIMITATION, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SETOFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (3) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (4) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO ANY PARTY'S ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST OTHER PARTIES IN ANY DISPUTE, AND THEY


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
HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

         13. Except as modified by this Fourth Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.

         14. This Fourth Amendment may be signed in several counterparts which, when executed, shall constitute a single agreement. A counterpart containing a facsimile signature shall be effective to the same extent as if it were a counterpart containing an original signature, but shall be confirmed promptly with a counterpart containing an original signature.

         IN WITNESS WHEREOF, the undersigned have duly executed this Fourth Amendment, or have caused this Fourth Amendment to be duly executed on their behalf, as of the day and year first hereinabove written.


                                UNITED INDUSTRIAL CORPORATION

                                By  /s/ James Perry
                                    -----------------------------------------
                                    James Perry, Vice President


                                AAI CORPORATION

                                By  /s/ James Perry
                                    -----------------------------------------
                                    James Perry, Vice President


                                AAI ENGINEERING SUPPORT, INC.

                                By: /s/ Richard Erkeneff
                                    -----------------------------------------
                                    Name:
                                    Title:



                                AAI/ACL TECHNOLOGIES, INC.

                                By: /s/ Thomas E. Wurzel
                                    -----------------------------------------
                                    Name: Thomas E. Wurzel
                                    Title: President


                  [Signatures continue on the following page.]


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
                               AAI/ACL TECHNOLOGIES EUROPE LIMITED

                                By: /s/ Thomas E. Wurzel
                                    -----------------------------------------
                                    Name: Thomas E. Wurzel
                                    Title: President


                                DETROIT STOKER COMPANY

                                By  /s/ James Perry
                                    -----------------------------------------
                                    James Perry, Vice President


                                MIDWEST METALLURGICAL LABORATORY, INC.

                                By  /s/ James Perry
                                    -----------------------------------------
                                    James Perry, Vice President


                                UIC PRODUCTS CO.

                                By  /s/ James Perry
                                    -----------------------------------------
                                    James Perry, Vice President



                                SYMTRON SYSTEMS, INC.

                                By  /s/ James Perry
                                    -----------------------------------------
                                    James Perry, Vice President


                  [Signatures continue on the following page.]


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
                              AAI MICROFLITE Simulation International
                              Corporation

                              By:  /s/ Stanley J. Mecinski Jr.
                                   -----------------------------------------
                                   Name: Stanley J. Mecinski Jr.
                                   Title: Assistant Secretary and
                                          Assistant Treasurer


                              FIRST UNION COMMERCIAL CORPORATION

                              By:  /s/ Scott Santa Cruz
                                   -----------------------------------------
                                   Scott Santa Cruz
                                   Vice President










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                                                              EXHIBIT A


PATENTS:
                U.S. Patent No.:                           Issued:
                ---------------                            ------
                   5,181,851                               Jan. 26, 1993
                   5,316,484                               May 31, 1998
                   5,226,818                               July 13, 1993
                   5,447,437                               Sept. 5, 1995
                   5,374,191                               Dec. 20, 1994
                   5,573,394                               Nov. 12, 1996
                   5,220,637                               June 15, 1993
                   5,168,544                               Dec. 1, 1992

               Foreign Patent No.:                         Issued:
               ------------------                          ------
               Australia 659,175                           Nov. 13, 1995
                Canada 2,103,055                           Feb. 25, 1997
                Canada 2,090,522                           Dec. 16, 1997
                 Europe 0585392                            Feb. 25, 1998
                 Europe 0614562                            Jan. 27, 1999
                 Europe 0561534                            July 15, 1998
                 Japan 5-55789                             May 9, 1997
                  Korea 202043                             March 17, 1999


PATENT APPLICATIONS

            Foreign Application No.:                       Issued:
            -----------------------                        ------
                 Japan 5-500168                            May 21, 1992
                Canada 2,124,360                           Nov. 24, 1992
               Australia 48086/93                          March 12, 1993
               Brazil P193054408                           March 12, 1993
                Korea 703459/93                            March 12, 1993


TRADEMARKS

Mark:                          U.S. Application No.:           Registered:
----                           --------------------            ----------
FIRETRAINER                    1,723,385                       Oct. 13, 1992

Mark:                          Foreign Application No.:        Registered:
----                           -----------------------         ----------
FIRETRAINER                    German 2,085,349                Nov. 21, 1994
FIRETRAINER (Stylized)         UK & N. Ireland 1540435         March 24, 1995
FIRETRAINER (Stylized)         Japan 3270074                   March 12, 1997